UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 15, 2022, the Board of Directors (the “Board”) of National Fuel Gas Company (the “Company”) adopted amended and restated By-Laws of the Company (the “Amended and Restated By-Laws”), effective as of that date, in order to, among other things:

•	revise and update the timing and information requirements of the advance notice provisions for director nominations and stockholder proposals;

•	revise and update the requirements and procedures for stockholders to request a special meeting of stockholders and a record date for action by written consent;

•	clarify the ability of the Board to postpone a stockholder meeting;

•	clarify the powers of the chair of a stockholder meeting to regulate the conduct of such meeting;

•	allow for the Company to appoint a single inspector of election at stockholder meetings;

•	require results of stockholder actions by written consent to be certified by an appointed inspector or inspectors of consents;

•	expand the Board’s discretion, in accordance with applicable law, to form committees and delegate powers to them;

•

require any written notice regarding a director nominee pursuant to the proxy access by-law to include information about such nominee as would be required regarding a director nominee if nominated pursuant to the advance notice provisions;

•	allow for special meetings of the Board to be called on less than 24 hours’ notice in exigent circumstances;

•	revise the by-laws regarding director conflicts of interest and Board committees to clarify their terms and align with applicable law; and

•	make certain other updates, clarifications and ministerial and conforming changes.

The foregoing description of these amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which has been filed as an exhibit hereto and is expressly incorporated by reference herein.

Item 9.01	Fiteminancial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	By-Laws of National Fuel Gas Company, as amended and restated June 15, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Sarah J. Mugel
Sarah J. Mugel
General Counsel and Secretary

Dated: June 17, 2022